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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2013 (October 15, 2013)

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement

On October 15, 2013, Advance Auto Parts, Inc., a Delaware corporation (“Advance”), Generator Purchase, Inc., a North Carolina corporation and a wholly-owned subsidiary of Advance (“Merger Sub”), General Parts International, Inc., a North Carolina corporation (“GPII”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative of the GPII shareholders, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into GPII and GPII will become a wholly-owned subsidiary of Advance (the “Merger”). The total transaction value is approximately $2.04 billion, based on enterprise value.

The consummation of the Merger is subject to closing conditions, including GPII shareholder approval, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, the absence of a “material adverse effect” with respect to GPII and other conditions set forth in the Merger Agreement. The Merger Agreement also provides for certain termination rights for both Advance and GPII.

In connection with the parties’ entry into the Merger Agreement, holders of shares of GPII capital stock with voting power sufficient to approve the Merger Agreement have committed to vote their shares in favor of approval of the Merger Agreement.

Advance, Merger Sub and GPII each made certain representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by GPII to conduct its business in the ordinary course during the interim period between the signing of the Merger Agreement and the completion of the Merger.

Item 2.02 Results of Operations and Financial Condition

On October 16, 2013, Advance issued a press release announcing, among other matters, certain preliminary information regarding Advance’s results of operations for the third quarter ended October 5, 2013. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 16, 2013, Advance will make available on its website a presentation by Advance to investors consisting of a live webcast and a slide deck entitled “Advance Auto Parts To Acquire General Parts International - Investor/Analyst Conference Call - October 16, 2013” regarding the transactions contemplated by the Merger Agreement. The webcast and slide presentation may be accessed by going to www.AdvanceAutoParts.com and selecting “Investor Relations” and then selecting the "10/16/2013 Conference Call" from the upcoming events list. The slides, transcript and audio replay will be archived on the Presentations section of the Investor Relations page for one year.

Item 8.01 Other Events

In connection with the Merger, JPMorgan Chase Bank, N.A. and J.P. Morgan Securities LLC (collectively, “JPM”) have committed to provide debt financing for the transaction, consisting of a senior unsecured bridge facility. The obligations of JPM to provide this debt financing are subject to a number of customary conditions, including execution of definitive documentation. Advance has engaged JPM to arrange a new term loan and revolving credit facility to refinance loans and commitments under its existing credit agreement or to obtain an amendment to its existing credit agreement in order to, among other items, allow for consummation of the Merger.

The Merger Agreement requires Advance to use its reasonable best efforts to obtain the financing on the terms and conditions described in the financing commitment. The obligation of Advance and Merger Sub to consummate the Merger is not subject to a financing condition. Upon termination of the Merger Agreement under certain circumstances relating to Advance’s failure to receive the proceeds of the financing commitment, Advance may be required to pay GPII a termination fee of $185 million.

Forward Looking Statements

Certain statements contained in this communication are forward-looking statements, as that term is used in the Private Securities Litigation Reform Act of 1995. Forward-looking statements address future events or developments, and typically use words such as believe, anticipate, expect, intend, plan, forecast, outlook or estimate. These forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of the proposed acquisition of GPII by Advance; the benefits and other effects of the proposed transaction; the combined company’s plans, objectives and expectations; the terms and timing of anticipated financing relating to the proposed transaction, including statements regarding Advance’s commitment and ability to maintain its investment grade credit rating; expected growth and future performance of Advance, including store growth, capital expenditures, comparable store sales, SG&A, operating income, gross profit rate, free cash flow, profitability and earnings per diluted share for fiscal year 2013; expected financial results for the third quarter 2013 as well as the full year 2013; and other statements that are not historical facts. These forward-looking statements are subject to significant risks, uncertainties and assumptions, and actual future events or results may differ materially from such forward-looking statements. Such differences may result from, among other things, the ability to close the proposed transaction on the expected terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions; the risk that regulatory approvals that are required to complete the proposed transaction may not be received, may take longer than expected or may impose adverse conditions; the failure to obtain the necessary financing for the transaction, including as contemplated by the financing commitment obtained by Advance at the time of signing the proposed transaction; the risk that the benefits of the proposed transaction, including synergies, may not be fully realized or may take longer to realize than expected; the possibility that the transaction may not advance Advance’s business strategy; the risk that Advance may experience difficulty integrating GPII’s employees, business systems and technology; the potential diversion of Advance’s management’s attention from Advance’s other businesses resulting from the proposed transaction; the impact of the proposed transaction on third-party relationships, including customers, wholesalers, independently owned and jobber stores and suppliers; the continuing review and other procedures associated with the closing of Advance’s third quarter 2013 results which may produce results or expectations for the third quarter 2013 and full year 2013 to differ from those set forth herein; changes in regulatory, social and political conditions, as well as general economic conditions; competitive pressures; demand for Advance’s and GPII’s products; the market for auto parts; the economy in general; inflation; consumer debt levels; the weather; business interruptions; information technology security; availability of suitable real estate; dependence on foreign suppliers; and other factors disclosed in Advance’s 10-K for the fiscal year ended December 29, 2012 on file with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements. With respect to the preliminary financial results and outlook included in this communication, during Advance’s closing process and the preparation of final consolidated financial statements and related notes, Advance may identify items that would require adjustments to amounts included in the preliminary results. Advance intends these forward-looking statements to speak only as of the time of this communication and does not undertake to update or revise them as more information becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Press Release of Advance Auto Parts, Inc., dated October 16, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: October 16, 2013	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number
99.1	Press Release of Advance Auto Parts, Inc., dated October 16, 2013.